UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 8, 2012

HECKMANN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33816	26-0287117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Cherrington Parkway, Suite 200, Coraopolis, Pennsylvania 15108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

(412) 329-7275

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At Heckmann Corporation’s (the “Company”) Annual Meeting of Stockholders (the “Annual Meeting”) held on May 8, 2012, four matters were submitted to a vote of the stockholders. The proposals below are described in detail in the Company’s definitive proxy statement dated March 27, 2012. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present.

The stockholders elected the two nominees for Class II director receiving the highest number of “FOR” votes at the Annual Meeting, ratified the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, approved the compensation of the Company’s named executive officers and approved the proposed amendment of the Company’s 2009 Equity Incentive Plan. The Company’s bylaws state that each of the items brought before the stockholders at the Annual Meeting requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote at the Annual Meeting. However, Proposal 3 is an advisory vote only and is not binding on the Company.

The results of the vote were as follows:

Proposal 1

The individuals listed below received the highest number of affirmative votes of the outstanding shares of the Company’s common stock present or represented by proxy and voting at the Annual Meeting and were elected at the Annual Meeting to each serve a three-year term expiring on the date of the annual meeting of stockholders of the Company to be held in 2015 or until their respective successors are elected and qualified, or their earlier death, resignation or removal.

	For	Withheld	Broker Non-Votes
J. Danforth Quayle	54,349,331	1,439,132	43,812,438
Andrew D. Seidel	55,183,522	604,941	43,812,438

Proposal 2

The proposal to ratify the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was approved with approximately 99.53% of the shares present or represented and voting at the Annual Meeting voting for the proposal and approximately 0.33% of the shares voting against the proposal.

For	Against	Abstain
99,134,635	338,603	127,663

Proposal 3

The advisory vote to approve the executive compensation of the Company was approved with approximately 75.50% of the shares present or represented and voting at the Annual Meeting voting for the proposal and approximately 22.99% of the shares voting against the proposal.

For	Against	Abstain	Broker Non-Votes
42,125,451	12,830,531	832,481	43,812,438

Proposal 4

The proposal to approve the amendment to the Company’s 2009 Equity Incentive Plan to increase the number of shares of Company common stock available under the plan and increase the limit on shares available for full value awards was approved, with approximately 74.34% of the shares present or represented and voting at the Annual Meeting voting for the proposal and approximately 24.15% of the shares voting against the proposal.

For	Against	Abstain	Broker Non-Votes
41,478,519	13,473,848	836,096	43,812,438

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2012	HECKMANN CORPORATION

By: /s/ Damian C. Georgino
Damian C. Georgino
Executive Vice President, Corporate Development and Chief Legal Officer